UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________

May 10, 2006

Date of Report (Date of earliest event reported)

FORTUNA GAMING CORP.

(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3273 East Warm Springs Road
Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

888-304-1055

Issuer's telephone number

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01  OTHER EVENTS

The attached announcement was released to the news media on May 4, 2006, announcing that discussions relating to the acquisition of the G-Fed Group announced December 6, 2006 have terminated.

.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
Not applicable.
(b)	Pro Forma financial information:
Not applicable.
(c)	Exhibits:
99.1 Press Release dated May 4, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: May 10, 2006	By:	/s/ Douglas Waugh
Douglas Waugh
Director

 Exhibit 99.1

Press Release

FORTUNA ANNOUNCES UPDATE ON G-FED ACQUISITION

LONDON, May 4, 2006 --Fortuna Gaming Corp., (FGAM-OTC Bulletin Board: FGAM.OB), (“the Company”) announced today that discussions relating to the acquisition of the G-Fed Group (“G-Fed”) announced December 6, 2006, have terminated.

Rather than the Company acquiring 100% of G-Fed as contemplated in the December 4, 2005 Letter of Intent, the parties have agreed to continue discussions on a possible joint venture.  From the Company’s perspective, a joint venture arrangement reduces the business and financial risks associated with an acquisition and at the same time allows both parties to maintain control over their operations.

The deposits advanced under the original Letter of Intent have been returned to the Company and its lenders.

The Company expects that negotiations on the terms of a possible joint venture will be concluded within the next 30 days.

While the Company and G-Fed continue to have discussions relating to various possible alternatives to the acquisition, it must be noted that the Company and G-Fed are free to talk to other interested parties. There can be no assurance that a transaction between the Company and G-Fed will be concluded.

About Fortuna Gaming Corp.

Fortuna Gaming Corp (the "Company"), through its subsidiary Fortuna Gaming (UK) Limited, ("Fortuna") headquartered in London, England, is in the online gaming business and plans to become a leading mobile and online provider for the Internet gaming entertainment industry. Fortuna’s acquisition strategy is to acquire complimentary medium sized internet gaming companies operating in legal jurisdictions which will provide a rich entertainment experience for customers while adding shareholder value.

For further information contact:

Fortuna Gaming Corp.

Contact: Investor Relations:

North America Toll Free	1-866-324-5788
investorrelations@fortunagamingcorp.com
www.fortunagamingcorp.com

Legal Notice Regarding Forward Looking Statements The statements in the press release that relate to the Company's expectations with regard to the future impact on the Company's results from acquisitions or actions in development are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements in this document may also contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Since this information may contain statements that involve risk and uncertainties and are subject to change at any time, the company's actual results may differ materially from expected results.